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                                                                    Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Meridian Gold Inc.:

We consent to the use of our report included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement.

                                     /s/ KPMG LLP

                                     KPMG LLP


Denver, Colorado
May 20, 2002